SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

This SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (this "Second Amendment") is executed and agreed to by and between Carriage Services, Inc., a Delaware corporation (the "Company"), and Melvin C. Payne ("Executive"), effective as of June 21, 2023 (the "Amendment Effective Date").

WHEREAS, Executive and the Company entered into an Employment Agreement dated November 5, 2019, and a First Amendment to Employment Agreement dated February 17, 2021 (collectively the "Employment Agreement"); and

WHEREAS, Executive and the Company desire Executive's continued employment with the Company under certain amended terms and conditions as set forth herein; and

WHEREAS, the parties now desire to amend the Employment Agreement accordingly.

NOW, THEREFORE, in consideration of the premises above, as well as consideration to be granted by the Company to the Executive in the following form, the parties hereto agree as follows:

1. Section 1 of the Employment Agreement is hereby amended by replacing "Chief Executive Officer" with "Executive Chairman of the Board of Directors" where such figure appears in Section 1.
2. Section 2(a) of the Employment Agreement is hereby amended by replacing "Nine Hundred Thousand Dollars ($900,000)" with "One Million Dollars ($1,000,000)" where such figure appears in Section 2(a).
3. Section 2(b) of the Employment Agreement is hereby amended by replacing "100%" with "125%" where such figure appears in Section 2(b).
4. Except as otherwise provided herein, all other provisions of the Employment Agreement shall remain in effect.
5. This Second Amendment and the Employment Agreement (other than as amended above) constitute the entire agreement between the parties on the subject of Executive's employment with the Company.
6. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas, without regard to conflicts of laws principles thereof.
7. This Second Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Second Amendment as of the date set forth above.

COMPANY:
Carriage Services, Inc.

By: Carlos R. Quezada
Vice Chairman of the Board of Directors and
Chief Executive Officer

EXECUTIVE:
Melvin C. Payne